                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 6, 2001

                      ------------------------------------

                        Commission file Number 000-26839

                                SNAP2 CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                      ------------------------------------


NEVADA                                             88-0407246
-------------------------------                    ----------------------
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                     Identification Number)


10641 JUSTIN DRIVE                                 50322
URBANDALE, IOWA                                    ----------
---------------                                    (Zip Code)
(Address of principal executive offices)



                                 (515) 331-0560
                (Registrant's Executive Office Telephone Number)

Item 2.  Acquisition or Disposition of Assets

On September 6, 2001 Registrant, together with its wholly-owned subsidiary ISES Canada Incorporated, a Canadian corporation, entered into an Asset Purchase Agreement with Inflight Digital Limited, a company incorporated under the laws of England and Wales ("Buyer"). Pursuant to the Agreement, Registrant and its subsidiary (collectively "Seller") have agreed to sell to the Buyer all of Seller's inflight entertainment ("IFE") assets comprising its IFE business segment. The IFE assets include all of Seller's rights and obligations under its contracts with airline operators for the provision of IFE products and services, Seller's rights and obligations under license and distribution agreements relating to its IFE business, a perpetual, royalty-free, exclusive worldwide license to use for IFE business, Seller's intangible properties and rights relating to its IFE business, Seller's files, books and records relating to its IFE assets and other tangible property and physical assets used by Seller solely in connection with IFE business.

Registrant will continue its business activities as a software developer and software service provider for embedded systems including set-top boxes for interactive television and Internet appliances for the consumer electronics market. Management believes that the sale of the IFE business segment will enhance Registrant's ability to expand its other business activities.

The total purchase price for the sale and license of the IFE assets is $1,500,000 which amount will be reduced by an amount equal to the aggregate total of all prepaid maintenance revenues received by Registrant prior to the closing date.

The closing of the transaction contemplated by the Agreement is subject to a number of conditions including, but not limited to, conditions that between the date of the Agreement and the Closing Date (as defined in the Agreement), there shall have been no material adverse change in Registrant's IFE business and Registrant shall have received any consents necessary under its agreements with airline operators to the transfer of the various contracts. The Agreement also provides for reductions in the purchase price if not all consents are received.

The Agreement was entered into prior to the September 11, 2001 terrorist attacks in the United States. Registrant can not predict what impact, if any, such events may have on the proposed transaction.

Item 5.  Other Events

In connection with the event described in Item 2 above, Registrant acquired 100% of the issued and outstanding stock of ISES Canada Incorporated, a Canadian corporation incorporated under the laws of Ontario with its principal office in Toronto, Canada. ISES Canada Incorporated was affiliated with the Registrant in that Registrant's controlling shareholder also owned an interest in ISES Canada Incorporated and Registrant contracted with ISES Canada Incorporated on a regular basis for software design and consulting services. The purchase price for all of the shares of stock of ISES Canada Incorporated was $105,630 (Canadian). ISES Canada Incorporated had previously done software development work for the Registrant and in order to effectively transfer all rights and intellectual property included in the sale of Registrant's IFE business segment, it was deemed necessary to include ISES Canada Incorporated as a Seller and that the transaction would be facilitated by making this entity a wholly-owned subsidiary of Registrant.

Item 7.  Financial Statements and Exhibits

         (b)   (1)   ProForma Financial Information

UNAUDITED PRO FORMA HISTORICAL FINANCIAL STATEMENTS

The Unaudited Pro Forma Historical Financial Statements for the Registrant give effect to the Registrant disposing and licensing of the inflight entertainment ("IFE") assets. See Item 2 for description of this transaction.

The following unaudited pro forma statements of operations and pro forma balance sheet of the Registrant give effect to the disposal and licensing of the IFE assets as if the transaction had occurred as of the beginning of the period presented or at the balance sheet date.

The following unaudited pro forma statements of operations and pro forma balance sheet are based on historical financial data, and on assumptions described in the notes thereto. All such assumptions and adjustments are inherently subject to significant uncertainty and contingencies.

The unaudited pro forma historical financial information should be read in conjunction with the Registrant's financial statements and the related notes appearing in the Registrant's Annual Report on Form 10-KSB dated December 29, 2000 and Quarterly Report on Form 10-QSB dated August 10, 2001.

SNAP2 CORPORATION
 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
 FOR THE NINE MONTHS ENDED JUNE 30, 2001

                                                                     Pro Forma
                                                    Historical      Adjustments        Pro Forma
                                                   -----------      -----------       -----------
REVENUE
   License fees                                    $   417,894      $  (417,894) (1)  $       -
   Consulting                                          946,617          (58,650) (1)      887,967
   Maintenance                                          40,593          (40,593) (1)          -
                                                   -----------      -----------       -----------
              Total revenue                          1,405,104         (517,137)          887,967

EXPENSES
   Payroll                                           1,281,561          (51,714) (2)    1,229,847
   Payroll taxes                                        85,417                             85,417
   Employee health insurance                            52,159                             52,159
   Employer 401(k) contribution                         39,191                             39,191
   Software development and consulting                 169,101                            169,101
   Administration                                      252,221                            252,221
   Interest                                             31,226          (31,226) (3)          -
   Travel                                               88,689                             88,689
   Marketing                                            15,533                             15,533
   Miscellaneous                                        19,896                             19,896
   Equipment and office rent                            44,072                             44,072
   Depreciation                                         18,045                             18,045
                                                   -----------      -----------       -----------
              Total expenses                         2,097,111          (82,940)        2,014,171
                                                   -----------      -----------       -----------

   NET LOSS                                        $  (692,007)     $  (434,197)      $(1,126,204)
                                                   ===========      ===========       ===========

Net loss per share -
   Basic                                           $     (0.04)     $     (0.02)       $    (0.06)
                                                   ===========      ===========       ===========
   Diluted                                         $     (0.04)     $     (0.02)       $    (0.06)
                                                   ===========      ===========       ===========
Weighted average shares outstanding -
   Basic                                            17,856,000       17,856,000        17,856,000
                                                   ===========      ===========       ===========
   Fully Diluted                                    17,856,000       17,856,000        17,856,000
                                                   ===========      ===========       ===========

Notes to Unaudited Pro Forma Statement of Operations for the nine months ended June 30, 2001

The following notes to the pro forma adjustments for the unaudited Statement of Operations for the nine months ended June 30, 2001 set forth the adjustments necessary to reflect the entire disposition and license of IFE assets as if this had occurred on October 1, 2000.

         (1) Eliminate the IFE revenue due to the disposal and license of IFE assets.

         (2) Eliminate commissions attributable to the disposal and license of IFE assets.

         (3)  Eliminate interest expense due to payoff of debt.

SNAP2 CORPORATION
 UNAUDITED PRO FORMA BALANCE SHEET
 AS OF JUNE 30, 2001

                                                                         Pro Forma
                                                          Historical    Adjustments        Pro Forma
                                                         -----------    -----------       -----------
ASSETS
Cash and cash equivalents                                $    18,961    $   805,501  (1)  $   824,462
Cash in escrow                                                   -          150,000  (2)      150,000
Accounts receivable                                          275,690            -             275,690
        Total current assets                                 294,651        955,501         1,250,152
                                                         -----------    -----------       -----------
Equipment, net of accumulated depreciation                    62,654                           62,654

Other assets                                                   3,150                            3,150
                                                         -----------    -----------       -----------
           Total assets                                  $   360,455    $   955,501       $ 1,315,956
                                                         ===========    ===========       ===========
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Accounts payable                                         $   184,410                      $   184,410
Accrued payroll and related liabilities                      226,872                          226,872
Accrued royalty                                               10,500                           10,500
Accrued interest payable                                      18,766        (18,766) (4)          -
Deferred income                                              101,118       (101,118) (3)          -
Line of credit                                               200,000       (200,000) (4)          -
Current portion of long-term debt                             41,538        (41,538) (4)          -
                                                         -----------    -----------       -----------
        Total current liabilities                            783,204       (361,422)          421,782

Long-term debt                                               183,077       (183,077) (4)          -
                                                         -----------    -----------       -----------
        Total liabilities                                    966,281       (544,499)          421,782

Stockholders' equity (deficit):
   Common stock - $0.001 par value; 50,000,000
     shares authorized; 17,856,000 shares issued
     and outstanding                                          17,856                           17,856
   Convertible preferred stock - $0.001 par value;
     20,000,000 shares authorized; 10,000 shares
     issued and outstanding.  Shares convert to
     common stock at a ratio of 1,000 shares of
     common for each share of convertible
     preferred stock on February 28, 20002.                       10                               10
   Additional paid-in capital                              1,377,648                        1,377,648
   Accumulated deficit                                    (1,983,690)     1,500,000  (5)     (483,690)
   Unearned compensation                                     (17,650)                         (17,650)
                                                         -----------    -----------       -----------
        Total stockholders' equity (deficit)                (605,826)     1,500,000           894,174
                                                         -----------    -----------       -----------
           Total liabilities and stockholders' equity
            (deficit)                                    $   360,455    $   955,501       $ 1,315,956
                                                         ===========    ===========       ===========

Notes to Unaudited Pro Forma Balance Sheet
As of June 30, 2001

The following notes to the pro forma adjustments for the unaudited Balance Sheet as of June 30, 2001 set forth the adjustments necessary to reflect the entire disposition and license of IFE assets as if this had occurred on June 30, 2001.

         (1) Record net amount of cash received from the disposal and license of IFE assets after adjustments for deferred income, proceeds kept in escrow, payout of debt and related interest.

         (2) Record escrow equal to 10% of the proceeds. The Registrant does not expect any material adjustments to the purchase price.

         (3)  Eliminate the deferred income attributable to the IFE assets.

         (4) Eliminate debt and related interest to be paid off with proceeds from the disposal and license of IFE assets.

         (5)  Record the gain on the disposal and license of IFE assets.

SNAP2 CORPORATION
 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2000

                                                                         Pro Forma
                                                          Historical    Adjustments        Pro Forma
                                                         -----------    -----------       -----------
REVENUE
 License fees                                            $   294,751    $  (294,751) (1)  $       -
 Consulting                                                  387,723        (25,781) (1)      361,942
 Maintenance                                                  33,061        (33,061) (1)          -
 Other                                                        21,519                           21,519
                                                         -----------    -----------       -----------
   Total revenue                                             737,054       (353,593)          383,461

EXPENSES
 Payroll                                                     839,550       (35,359)  (2)      804,191
 Payroll taxes                                                59,227                           59,227
 Employee health insurance                                    40,100                           40,100
 Software development and consulting                         377,551                          377,551
 Administration                                              191,064                          191,064
 Interest                                                     19,914       (19,914)  (3)          -
 Travel                                                      110,029                          110,029
 Marketing                                                     4,388                            4,388
 Miscellaneous                                                 1,066                            1,066
 Equipment and office rent                                    46,734                           46,734
 Depreciation                                                 14,470                           14,470
                                                         -----------    -----------       -----------
  Total expenses                                           1,704,093       (55,273)         1,648,820
                                                         -----------    -----------       -----------

   NET LOSS                                              $  (967,039)   $  (298,320)      $(1,265,359)
                                                         ===========    ===========       ===========

Net loss per share -
 Basic                                                   $     (0.07)   $     (0.02)      $     (0.09)
                                                         ===========    ===========       ===========
 Diluted                                                 $     (0.07)   $     (0.02)      $     (0.09)
                                                         ===========    ===========       ===========
Weighted average shares outstanding -
 Basic                                                    14,536,175     14,536,175        14,536,175
                                                         ===========    ===========       ===========
 Fully Diluted                                            14,536,175     14,536,175        14,536,175
                                                         ===========    ===========       ===========

Notes to Unaudited Pro Forma Statement of Operations for the twelve months ended September 30, 2000

The following notes to the pro forma adjustments for the unaudited Statement of Operations for the twelve months ended September 30, 2000 set forth the adjustments necessary to reflect the entire disposition and license of IFE assets as if this had occurred on October 1, 1999.

         (1) Eliminate the IFE revenue due to the disposal and license of IFE assets.

         (2) Eliminate commissions attributable to the disposal and license of IFE assets.

         (3)  Eliminate interest expense due to payoff of debt.

        (c)    Exhibits

               2. Asset Purchase Agreement dated September 6, 2001 by and among Registrant and ISES Canada Incorporated (a wholly-owned subsidiary of Registrant), as Sellers and Inflight Digital Entertainment as Buyer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SNAP2 CORPORATION
                                   Registrant


                                   By /s/ Dean R. Grewell, III
                                     -------------------------------------
                                     Dean R. Grewell, III
                                     President & Chief Executive Officer

Date:  September 21, 2001

EX-2  Asset Purchase Agreement